Exhibit 99.1

RON FLEMING APPOINTED CHIEF EXECUTIVE OFFICER OF LAZYDAYS

TAMPA, Fla., July 9, 2025 — Lazydays Holdings, Inc. (NASDAQCM: GORV) (“Lazydays” or the “Company”) announced today that Ron Fleming has been appointed Chief Executive Officer (“CEO”). Mr. Fleming has served as the Company’s Interim CEO and a member of its Board of Directors (the “Board”) since September 2024.

Robert DeVincenzi, Chairman of the Board, said, “Since assuming the role of Interim CEO, Ron has led Lazydays with vision and passion, implementing an operational turnaround plan and executing a series of transactions meant to stabilize the business and position it for the future. As a longtime Lazydays executive, he understands our business from the inside out, and his deep industry experience, relationships, and commitment to our people, customers, OEM partners, and shareholders make him the right leader at this important time for the Company.”

Mr. Fleming added, “It is a privilege to assume the CEO role on a permanent basis, and I am excited to continue to build on the progress we have made over the past ten months. While there remains work to be done, Lazydays has a strong foundation and a dedicated team, and I am confident in our ability to return the Company to its leadership position while creating sustainable value for all our stakeholders.”

Mr. Fleming has been a leader in the RV industry for more than 40 years. Prior to rejoining Lazydays last year, he worked at the Company from November 2013 to August 2023, first as General Manager of the Company’s flagship Tampa dealership until his promotion to Vice President and National General Manager overseeing all Lazydays locations. He rose to the position of Senior Vice President of Operations, overseeing all operations at Lazydays, and was a key member of the senior leadership team that successfully led the Company through a transaction to become a public company in 2018.

About Lazydays

Lazydays has been a prominent player in the RV industry since our inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Our commitment to excellence has led to enduring relationships with RVers and their families who rely on us for all of their RV needs.

Our wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you’re a seasoned RVer or just starting your adventure, our dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “will,” “prospect,” “future,” “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” or “target” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding the benefits of the transactions described herein and the future financial performance of the Company following such transactions.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future events. Actual future events and our results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual events or results to differ materially from future events or estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including our ability to obtain further waivers or amendments to credit agreements, the actions or inactions of our lenders, available borrowing capacity, our compliance with financial covenants and our ability to refinance or repay indebtedness on terms acceptable to us), acts of God or other incidents which may adversely impact our operations and financial performance, government regulations, legislation and others set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to our financial statements in our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in our other filings with the U.S. Securities and Exchange Commission. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, which are made as of the date of this release.

Contact

investors@lazydays.com